Exhibit 99.1

SOC Telemed Completes Acquisition of Access Physicians To Form Largest Acute Care

Telemedicine Company in the US

Combined company now serves over three times the facilities as next pure play participant

RESTON, VA – March 30, 2021 –SOC Telemed, Inc. (Nasdaq: TLMD), the leading national provider of acute care telemedicine solutions, announced that it has completed its acquisition of Access Physicians, an experienced multi-specialty acute telemedicine provider, via a cash and stock purchase transaction valued at approximately $194 million, with additional potential consideration based on performance. By bringing two market leaders together, this combination furthers SOC Telemed’s position as the largest pure play provider of acute care telemedicine in the nation, supported by Telemed IQ, a scaled, purpose-built and secure telemedicine platform. With an ability to serve as the single solution provider of acute care telemedicine, the combined company now delivers acute telemedicine to almost 1,000 facilities, including over 700 hospitals, across 47 states.

“Access Physicians and SOC Telemed’s technology enabled, multi-specialty clinical solutions and customer base are complementary and serve to capitalize on the growth opportunities in acute care telemedicine,” said John Kalix, CEO, SOC Telemed. “As we work to address health inequities, our combined organization creates a single partner for customers to optimize care delivery.”

In a growing acute care telemedicine market, this merger increases SOC Telemed’s national footprint, expands clinical service lines and grows provider breadth and depth. The two companies share a mission of improving patient care through the combination of clinicians, technology, and workflows. Together, SOC Telemed and Access Physicians are well positioned to tackle the growing demand for acute telemedicine leveraging their 27 years of combined experience.

“Our shared belief in a patient and clinician-centric approach was key to this relationship,” said Chris Gallagher, MD, CEO of Access Physicians, who joins the SOC Telemed Board in connection with the acquisition. “Access Physicians has long held a commitment to providing the very best patient care possible and we felt SOC Telemed shared that mission. We sought out a company that would not only share our vision, but also broaden our combined capabilities to accelerate the realization of our vision.” Access Physicians was founded by physicians, including Chris Gallagher, MD, and Access Physicians board member Eduardo Vadia, MD.

SOC Telemed will combine the enterprise strength of their proven, robust and highly secure Telemed IQ Platform and four established service lines in Neurology, Psychiatry, Critical Care and Pulmonology with Access Physicians’ offerings in Infectious Disease, Cardiology, Maternal-Fetal Medicine, Nephrology and others. Together, they offer a comprehensive acute telemedicine portfolio to meet the challenges of a market struggling with physician specialty shortages and inequities in access to specialized care. The ability to offer new clinical service lines for both companies’ existing customers will allow the combined company to meet the demand for a single partner for acute care solutions.

“When we developed Telemed IQ, which enables providers to securely deploy, optimize and scale a telemedicine program, we built it with an eye on the future,” Kalix said. “The robust capabilities enabled by Telemed IQ, built with an unwavering focus on cybersecurity, will provide the backbone required to make this combination successful and enhance our ability to meet the emerging needs of organizations across the nation. As we currently support more than 20 clinical service lines today, Telemed IQ provides the foundation required to enable our continued growth.”

As healthcare systems face significant challenges around clinician shortages, health inequity and physician burnout, the combined company is uniquely positioned to address those needs with its more than 750 available clinicians and secure, HITRUST-certified technology platform. The combined clinician base provides customers with greater access and coverage, which in turn can have a larger impact in addressing inequities in access to care and ensuring optimal patient quality regardless of geography.

The combined company is estimated to have approximately $107-$113 million in pro forma annual revenue in 2021.

“We believe the growth of clinician-initiated telemedicine will continue,” Kalix said. “As the largest pure play acute care telemedicine company, SOC Telemed is well positioned to become the single solution provider in acute care telemedicine, expanding access to critical specialty care through innovative technology and outstanding clinical quality.”

Advisors

Orrick, Herrington & Sutcliffe LLP served as legal advisor for SOC Telemed and Armentum Partners, LLC served as financial advisor for SOC Telemed. Jackson Walker, LLP served as legal advisor for Access Physicians.

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About SOC Telemed

SOC Telemed (SOC) is the leading national provider of acute telemedicine technology and solutions to hospitals, health systems, post-acute providers, physician networks, and value-based care organizations since 2004. Built on proven and scalable infrastructure as an enterprise-wide solution, SOC’s technology platform, Telemed IQ, rapidly deploys and seamlessly optimizes telemedicine programs across the continuum of care. SOC provides a supportive and dedicated partner presence, virtually delivering patient care through teleNeurology, telePsychiatry, teleCritical Care, telePulmonology, teleCardiology, teleInfectious Disease, teleNephrology, teleMaternal-Fetal Medicine and other service lines, enabling healthcare organizations to build sustainable telemedicine programs across clinical specialties. SOC enables organizations to enrich their care models and touch more lives by supplying healthcare teams with industry-leading solutions that drive improved clinical care, patient outcomes, and organizational health. The company was the first provider of acute clinical telemedicine services to earn The Joint Commission’s Gold Seal of Approval and has maintained that accreditation every year since inception. For more information, visit www.soctelemed.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: statements regarding the transaction between SOC Telemed and Access Physicians, including any statements regarding the expected benefits of the transaction (including anticipated synergies, projected financial information and future opportunities), demand for integrated offerings of acute telemedicine and any other statements regarding SOC Telemed’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include, but are not limited to, those related to: the effects of disruption to SOC Telemed’s businesses; transaction costs; SOC Telemed’s ability to achieve the benefits from the transaction; SOC Telemed’s ability to effectively integrate acquired operations into its own operations; the ability of SOC Telemed to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: the current and future impact of the COVID-19 pandemic on SOC Telemed’s business and industry; the effects of competition on the future business of SOC Telemed; uncertainty regarding the demand for and market utilization of its solution; returns on investments in its business; the ability to maintain customer relationships; difficulties maintaining and expanding its network of qualified physicians and other provider specialists; disruptions in SOC Telemed’s relationships with affiliated professional entities or third party suppliers or service providers; general business and economic conditions; the ability of SOC Telemed to successfully execute strategic plans; the timing and market acceptance of new solutions or success of new enhancements, features modifications to existing solutions and the degree to which they gain acceptance. Additional information concerning these and other risk factors is contained in the Risk Factors section of SOC Telemed’s most recent quarterly report on Form 10-Q and in subsequent filings with the U.S. Securities and Exchange Commission. SOC Telemed assumes no obligation, and does not intend, to update these forward-looking statements as a result of future events or developments, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media Contact:

Lauren Shankman

Trevelino/Keller

(404) 214-0722 ext. 121

lshankman@trevelinokeller.com

Investor Relations:

Bob East or Jordan Kohnstam

Westwicke, an ICR company

SOCIR@westwicke.com

(443) 213-0500